UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 29, 2005

TEXAS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4887	75-0832210

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1341 West Mockingbird Lane Dallas, Texas	75247

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (972) 647-6700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement

          (a)            On June 29, 2005, Texas Industries, Inc. (the “Company”) and certain of the Company’s subsidiaries (the “Guarantors”) entered into a purchase agreement (the “Purchase Agreement”) with UBS Securities LLC, Banc of America Securities LLC, Wells Fargo Securities, LLC and BB&T Capital Markets, a division of Scott & Stringfellow, Inc. (the “Initial Purchasers”) for the sale of $250,000,000 aggregate principal amount of the Company’s 7¼% Senior Notes due 2013 (the “Notes”) to the Initial Purchasers (the “Offering”).  The Purchase Agreement is attached as Exhibit 10.1 hereto and incorporated herein by reference.  The Offering closed on July 6, 2005.  In the Purchase Agreement, the Company made customary representations and warranties and agreed to indemnify the Initial Purchasers against various liabilities including certain liabilities with respect to the Company’s offering memorandum relating to the Notes, or to contribute to payments the Initial Purchasers may be required to make in respect of those liabilities.  In connection with the Offering, the Company entered into the material definitive agreements described below in this item.  The description of each agreement is qualified in its entirety by reference to the text of the applicable agreement, each of which is included as an exhibit to this report and incorporated by reference to this report in its entirety.

          Notes

          On July 6, 2005, the Company delivered the Notes. See the description of the material terms of the Notes in Item 2.03 below which is incorporated by reference into this item in its entirety. The form of note delivered by the Company is attached as Exhibit 4.1 hereto and incorporated herein by reference.

          Guarantees

          On July 6, 2005, the Guarantors delivered a notation of guarantee evidencing their obligation to guarantee the Notes. See the description of the material terms of the Notes in Item 2.03 below which is incorporated by reference into this item in its entirety. The form of notation of guarantee delivered by each Guarantor is attached as Exhibit 4.2 hereto and incorporated herein by reference.

          Registration Rights Agreement

          On July 6, 2005, the Company and the Initial Purchasers entered into a Registration Rights Agreement (the “Registration Rights Agreement”) providing the holders of the Notes certain rights relating to the registration of the Notes under the Securities Act of 1933 (the “Securities Act”).  Pursuant to the Registration Rights Agreement, the Company agreed to conduct a registered exchange offer for the Notes or cause to become effective a shelf registration statement providing for the resale of the Notes. The Company is required to: (i) file a registration statement (the “Registration Statement”) on or prior to 90 days after July 6, 2005 and (ii) use commercially reasonable efforts to cause such Registration Statement to become effective on or prior to 210 days after July 6, 2005.  If the Company fails to comply with certain obligations under the Registration Rights Agreement, it will be required to pay liquidated damages in the form of additional cash interest to the holders of the Notes.  The Registration Rights Agreement is attached as Exhibit 4.3 hereto and incorporated herein by reference.

          Credit Agreement

          On July 6, 2005, concurrent with the consummation of the transactions relating to the Offering described above, the Company entered into a credit agreement with Bank of America, N.A., as Administrative Agent and lender, L/C Issuer and Swing Line Lender, UBS Securities LLC, as Syndication Agent, JPMorgan Chase Bank, N.A, Wells Fargo Bank, National Association, and Suntrust Bank, as Co-Documentation Agents and as lenders, and UBS Loan Finance LLC, General Electric Capital Corporation, Hibernia National Bank, U.S. Bank National Association and Comerica Bank, as lenders (the “Credit Agreement”).  The Credit Agreement provides for a new senior secured revolving credit facility of up to $200 million.  The Guarantors will guarantee the Credit Agreement.

          The credit facility will mature on July 6, 2010.  It includes a $15 million sub-limit for swing line loans and a $50 million sub-limit for letters of credit.  Amounts drawn under the credit facility will bear annual interest at either the LIBOR rate plus a margin of 1.0% to 2.0% or a base rate (which will be the higher of the federal funds rate plus 0.5% and the prime rate established by Bank of America, N.A.) plus a margin of 0.0% to 1.0%.  The interest rate margins will subject to adjustments based on the Company’s leverage ratio.  The commitment fee calculated on the unused portion of the credit facility will range from 0.25% to 0.5% per year based on the Company’s leverage ratio.  The Company may terminate the Credit Agreement at anytime.

          The Credit Agreement contains a number of negative covenants restricting, among other things, prepayment or redemption of the Notes, distributions, dividends and repurchases of capital stock and other equity interests, acquisitions and investments, indebtedness, liens and affiliate transactions.  The Company is required to comply with certain financial tests and to maintain certain financial ratios, such as leverage and interest coverage ratios.  The Credit Agreement contains customary events of default.

          A copy of the Credit Agreement is attached as Exhibit 10.2 hereto and incorporated herein by reference.

          Security Agreement

          On July 6, 2005, concurrent with the consummation of the transactions relating to the Credit Agreement described above, the Company and the Guarantors entered into a security agreement with Bank of America, N.A., as Administrative Agent (the “Security Agreement”).  Pursuant to the Security Agreement, all of the Company’s obligations under the loan documents related to the Credit Agreement are secured by first priority  security interests in all or most of the Company’s and the Guarantors’ existing and future accounts, inventory, equipment, intellectual property and other personal property, and in all of their equity interests in their present and future domestic subsidiaries and 66% of the equity interests in their present and future foreign subsidiaries, if any.

          A copy of the Security Agreement is attached as Exhibit 10.5 hereto and incorporated herein by reference.

          (b)          On July 7, 2005, the Company announced that its board of directors had approved the separation of Chaparral Steel Company, the Company’s wholly-owned steel business (“Chaparral”), from the Company by means of a tax free stock dividend (the “Distribution”).  The Company’s stockholders will receive of one share of Chaparral common stock for each share of Company common stock they own on the record date of July 20, 2005, and the Distribution is scheduled to be completed on July 29, 2005..  A copy of the press release is attached as Exhibit 99.1 hereto.  In connection with the Distribution, the Company entered into the material definitive agreements described below in this item.  The description of each agreement is qualified in its entirety by reference to the text of the applicable agreement, each of which is included as an exhibit to this report and incorporated by reference to this report in its entirety.  Further information concerning the Distribution and related matters is contained in the Registration Statement on Form 10, as amended, filed by Chaparral with the Securities and Exchange Commission.

          Separation and Distribution Agreement

          On July 6, 2005, the Company entered into a Separation and Distribution Agreement (the “Distribution Agreement”) with Chaparral.  The Distribution Agreement governs: (1) the restructuring plan to separate the steel business from the Company’s other businesses; (2) the contribution of the Company’s steel business to Chaparral; (3) the Distribution; and (4) other matters related to the Company’s relationship with Chaparral.  Chaparral will indemnify the Company, each of its subsidiaries, and each of the Company’s or the subsidiaries’ affiliates, directors, officers, employees and agents, from all liabilities relating to: (1) any claim that the information related to Chaparral or its subsidiaries included in the information statement provided to the Company’s stockholders, the registration statement to which the information statement is an exhibit or the offering memorandum related to Chaparral’s offering of senior notes is false or misleading with respect to any material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; (2) the steel business and the contributed assets and liabilities; and (3) any breach by Chaparral or any of its subsidiaries of any covenant or agreement set forth in the Distribution Agreement or any of the other ancillary agreements or conveyancing instruments.

          The Distribution Agreement allocates responsibility for certain employee benefits matters on and after the Distribution, including the treatment of welfare benefit plans, savings plans, equity-based plans and deferred compensation plans.  A copy of the Distribution Agreement is attached as Exhibit 10.3 hereto and incorporated herein by reference.

          Tax Sharing and Indemnification Agreement

          On July 6, 2005, the Company entered into a Tax Sharing and Indemnification Agreement with Chaparral (the “Tax Sharing Agreement”).  The Tax Sharing Agreement generally governs the Company and Chaparral’s respective rights, responsibilities and obligations through and after the Distribution with respect to taxes attributable to Chaparral’s business, as well as any taxes incurred by the Company as a result of the failure of the Distribution to qualify for tax-free treatment under Section 355 of the Internal Revenue Code of 1986, as amended.  A copy of the Tax Sharing Agreement is attached as Exhibit 10.4 hereto and incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

          Certain pro forma financial information is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

          On July 6, 2005, pursuant to the Purchase Agreement, the Company sold the Notes to the Initial Purchasers at an offering price of $250,000,000 aggregate principal amount, less a customary discount to the Initial Purchasers. The Offering was conducted in accordance with the exemptions from the registration requirements of the Securities Act afforded by Section 4(2) of the Securities Act and Rule 144(A) under the Securities Act.

          The Notes were issued pursuant to an indenture entered into on July 6, 2005 (the “Indenture”) with Wells Fargo, National Association, as Trustee (the “Trustee”), in connection with the issuance of the Notes. The terms of the Notes are governed by the Indenture, which contains affirmative and negative covenants that, among other things, limit the Company and the Guarantors’ ability to declare or pay any dividend or make an restricted payments, create, incur, assume or otherwise cause or suffer to exist or become effective any lien of any kind, effect a merger, consolidation, sale or other disposition of all or substantially all assets. The indenture governing the Notes also contains customary events of default. Upon the occurrence of certain events of default, the Trustee or the holders of the Notes may declare all outstanding Notes to be due and payable immediately.  The Indenture is attached as Exhibit 4.4 hereto and incorporated herein by reference.

          The Company will pay interest on the Notes on January 15 and July 15, commencing on January 15, 2006. The Notes will mature on July 15, 2013.

          The Notes will be redeemable, in whole or in part, on or after July 15, 2009 at the redemption prices set forth in the Indenture.  The Company may redeem up to 35% of the Notes before July 15, 2008 with the net cash proceeds from certain equity offerings.  At any time before July 15, 2009, the Company may redeem the notes, in whole or in part, at a redemption price equal to 100% of their principal amount plus a make-whole premium, together with accrued and unpaid interest, if any, to the redemption date.  In addition, upon a change of control of the Company, holders of the Notes will have the right to require the Company to repurchase all or any part of their Notes for cash at a price equal to 101% of the aggregate principal amount of the Notes repurchased, plus any accrued and unpaid interest.

          The Notes will be guaranteed by all of the Company’s existing and future domestic restricted subsidiaries on a senior basis, other than its capital trust subsidiary.  The Notes and the guarantees will be the Company’s general, unsecured obligations and will rank equally in right of payment with the Company’s other unsecured unsubordinated indebtedness and will rank ahead of the Company’s subordinated debt.  The Notes will be effectively subordinate to all of the Company and the Guarantors’ secured debt to the extent of the assets securing such debt, including borrowings under the Credit Agreement.

Item 9.01	Financial Statements and Exhibits.

           (c)      Exhibits.

4.1	Form of the Company’s 7¼% Senior Note due 2013.
4.2	Form of the Company’s Notation of Guarantee.
4.3	Registration Rights Agreement, dated July 6, 2005, among the Company and the Initial Purchasers.
4.4	Indenture, dated July 6, 2005, among the Company, the Guarantors and Wells Fargo, National Association, as Trustee.
10.1	Purchase Agreement, dated June 29, 2005, among the Company and the Initial Purchasers.
10.2

Credit Agreement, dated July 6, 2005, among the Company, Bank of America, N.A., as Administrative Agent and lender, L/C Issuer and Swing Line Lender, UBS Securities LLC, as Syndication Agent, JPMorgan Chase Bank, N.A, Wells Fargo Bank, National Association, and Suntrust Bank, as Co-Documentation Agents and as lenders, and UBS Loan Finance LLC, General Electric Capital Corporation, Hibernia National Bank, U.S. Bank National Association and Comerica Bank, as lenders.

10.3	Separation and Distribution Agreement, dated July 6, 2005, between the Company and Chaparral.
10.4	Tax Sharing and Indemnification Agreement, dated July 6, 2005, between the Company and Chaparral.
10.5	Security Agreement, dated as of July 6, 2005, among the Company, the Guarantors and Bank of America, N.A., as Administrative Agent.
99.1	Press Release dated July 7, 2005.
99.2	Excerpt from the Company’s Final Offering Memorandum.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS INDUSTRIES, INC.

	By:	/s/ FREDERICK G. ANDERSON

Frederick G. Anderson
Vice President and General Counsel

Date: July 7, 2005

EXHIBIT INDEX

Exhibit Number	Description

4.1	Form of the Company’s 7¼% Senior Note due 2013.
4.2	Form of the Company’s Notation of Guarantee.
4.3	Registration Rights Agreement, dated July 6, 2005, among the Company and the Initial Purchasers.
4.4	Indenture, dated July 6, 2005, among the Company, the Guarantors and Wells Fargo, National Association, as Trustee.
10.1	Purchase Agreement, dated June 29, 2005, among the Company and the Initial Purchasers.
10.2

Credit Agreement, dated July 6, 2005, among the Company, Bank of America, N.A., as Administrative Agent and lender, L/C Issuer and Swing Line Lender, UBS Securities LLC, as Syndication Agent, JPMorgan Chase Bank, N.A, Wells Fargo Bank, National Association, and Suntrust Bank, as Co-Documentation Agents and as lenders, and UBS Loan Finance LLC, General Electric Capital Corporation, Hibernia National Bank, U.S. Bank National Association and Comerica Bank, as lenders.

10.3	Separation and Distribution Agreement, dated July 6, 2005, between the Company and Chaparral.
10.4	Tax Sharing and Indemnification Agreement, dated July 6, 2005, between the Company and Chaparral.
10.5	Security Agreement, dated as of July 6, 2005, among the Company, the Guarantors and Bank of America, N.A., as Administrative Agent.
99.1	Press Release dated July 7, 2005.
99.2	Excerpt from the Company’s Final Offering Memorandum.